UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2005

KAISER GROUP HOLDINGS, INC.

(successor issuer to Kaiser Group International, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

9300 Lee Highway
Fairfax, Virginia 22031-1207
(Address of principal executive offices, including zip code)

703-934-3413
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

                In a press release dated February 28, 2005, Kaiser Group Holdings, Inc. announced that Frank E. Williams, Jr. has been elected as Chairman of the Board effective February 24th to fill the vacancy created by the resignation of James J. Maiwurm.  Mr. Williams has been a member of the Board of Directors of the Company since 2002.  A copy of the Registrant’s press release is attached to this Report on Form 8-K as Exhibit 20.

Item 9.01                Financial Statements and Exhibits

Exhibit 20 — Press release of Kaiser Group Holdings, Inc. dated February 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER GROUP HOLDINGS, INC.
(Registrant)

/s/ Douglas W. McMinn
Douglas W. McMinn
President and Chief Executive Officer

Date:	February 28, 2005